EXHIBIT 10.49

                                    EXHIBIT B

THIS WARRANT IS ONLY EXERCISABLE INTO SHARES OF COMMON STOCK UPON SHAREHOLDER APPROVAL TO INCREASE ITS AUTHORIZED COMMON STOCK AND THE COMPANY CANNOT GIVE ANY ASSURANCES THAT IT WILL RECEIVE SHAREHOLDER APPROVAL. THE COMPANY WILL SEEK TO INCREASE ITS AUTHORIZED TO 100,000,000. IN THE EVENT THE COMPANY DOES NOT RECEIVE SHAREHOLDER APPROVAL TO INCREASE ITS AUTHORIZED COMMON STOCK, THIS WARRANT THAT YOU PURCHASE IN THIS OFFERING WILL NOT BE EXERCISABLE.

THIS WARRANT AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND, IF EXERCISED, THE UNDERLYING SHARES OF COMMON STOCK, HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO THEIR DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED. CEDRIC KUSHNER PROMOTIONS, INC. WARRANT TO PURCHASE COMMON STOCK

No. _________                                                     July __, 2004
                                                       Void After _______, 2009

THIS CERTIFIES THAT, for value received, ___________, having an address at _____________________________, or his assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from CEDRIC KUSHNER PROMOTIONS, INC., a Delaware corporation, with its principal office at 1414 Avenue of the Americas, Suite 1402, New York, NY 10019 (the "Corporation") _________________ shares of common stock tan exercise price equal to $0.50.

     1. Definitions. AS USED HEREIN, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING RESPECTIVE MEANINGS:

     (a) "Exercise Period" shall mean the period commencing with the date hereof and ending five years from the date hereof, unless sooner terminated as provided below.

     (b) "Exercise Price" shall mean $.50 per share, subject to adjustment pursuant to Section 5 below.

     (c) "Exercise Shares" shall mean the shares of Common Stock issuable upon exercise of this Warrant.

     (d) "Note" shall mean the 10% Convertible Promissory Note executed along with this Warrant.

     2. Exercise of Warrant. THE RIGHTS REPRESENTED BY THIS WARRANT MAY BE EXERCISED IN WHOLE OR IN PART AT ANY TIME DURING THE EXERCISE PERIOD, BY DELIVERY OF THE FOLLOWING TO THE CORPORATION AT ITS ADDRESS SET FORTH ABOVE (OR AT SUCH OTHER ADDRESS AS IT MAY DESIGNATE BY NOTICE IN WRITING TO THE HOLDER):

     (a) An executed Notice of Exercise in the form attached hereto;

     (b) Payment of the Exercise Price either in cash or by check; and

     (c) This Warrant.

     Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised.

     The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE HOLDER ACKNOWLEDGES AND AGREES THAT THERE ARE NOT SUFFICIENT SHARES OF COMMON STOCK OF THE CORPORATION RESERVED TO ISSUE SUCH SHARES OF COMMON STOCK OF THE CORPORATION IF THIS WARRANT WAS EXERCISED ON THE DATE HEREOF. IF SUCH NUMBER OF SHARES OF COMMON STOCK OF THE CORPORATION ARE FOR ANY REASON WHATSOEVER STILL NOT AVAILABLE TO BE ISSUED BY THE CORPORATION AT THE TIME OF SUCH EXERCISE OF THIS WARRANT, THE CORPORATION SHALL SO ISSUE SUCH SHARES OF COMMON STOCK AS SOON AS PRACTICABLE.

     3. Covenants of the Corporation.

     3.1 Covenants as to Exercise Shares. The Corporation covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. Subject to the immediately preceding paragraph, the Corporation further covenants and agrees that the Corporation will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

     3.2 No Impairment. Except and to the extent as waived or consented to by the Holder, the Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

     3.3 Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

     4. Representations of Holder.

     4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

     4.2 Securities Are Not Registered.

     (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Corporation is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

     (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Corporation has no obligation to register the Warrant or the Exercise Shares of the Corporation (except as provided in Section 11 hereof), or to comply with any exemption from such registration.

     (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Corporation, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 are not currently satisfied.

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
     4.3 Disposition of Warrant and Exercise Shares. The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

     5. Adjustment of Exercise Price. In the event of changes in the outstanding Common Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like prior to the exercise of this Warrant (or portion thereof), the number and class of shares available under the Warrant (or portion thereof) in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant (or portion thereof), on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant (or portion thereof) been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

     6. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Corporation shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

     7. No Stockholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Corporation.

     8. Transfer of Warrant. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Corporation.

     9. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Corporation may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Corporation, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

     10. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be sent by telex, telegram, express mail or other form of rapid communications, if possible, and if not then such notice or communication shall be mailed by first-class mail, postage prepaid, addressed in each case to the party entitled thereto at the following addresses: (a) if to the Corporation, to Cedric Kushner Promotions, Inc.,
Attention: Secretary, 1414 Avenue of the Americas, Suite 1402, New York, NY 10019 and (b) if to the Holder, at the address set forth in the Note and Warrant Purchase Agreement, or at such other address as one party may furnish to the other in writing. Notice shall be deemed effective on the date dispatched if by personal delivery, telecopy, telex or telegram, two days after mailing if by express mail, or three days after mailing if by first-class mail.

     11. Registration Rights.

     11 As used in this Section, the following terms shall have the following meanings:

     (a) Definitions

     (i) "Holders" shall mean the Purchasers of the Notes and Warrants, and any person holding Registrable Securities

     (ii) "Person" shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

     (iii) The terms "register," "registered" and "registration" refer to the registration effected by preparing and filing a registration statement in compliance with the Act, and the declaration or ordering of the effectiveness of such registration statement.

     (iv) "Registrable Securities" shall mean (i) the shares of Common Stock issuable upon conversion of the Notes; (ii) the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares"); provided, however,

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
that securities shall only be treated as Registrable Securities if and only for so long as they (A) have not been disposed of pursuant to a registration statement declared effective by the SEC or, (B) have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.

     (v) "Registration Expenses" shall mean all expenses incurred by the Company in complying with the registration provisions hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for any Holder).

     (vi) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and expenses of legal counsel for any Holder.

     (b) In the event shareholder approval is obtained to increase the Company's authorized shares, the Company shall file a registration statement covering the Registrable Securities on the appropriate form (the "Registration Statement") with the SEC and use its best efforts to effect the registration, qualifications or compliances (including, without limitation, the execution of any required undertaking to file post-effective amendments) no later than one hundred twenty
(120) calendar days following the date shareholders approval was obtained.

     (c) All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders pro rata on the basis of the number of securities so registered.

     (d) In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to the terms of this Warrant, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

     (i) use its best efforts to keep such registration, continuously effective until the Holders have completed the distribution described in the registration statement relating thereto. The period of time during which the Company is required hereunder to keep the Registration Statement effective is referred to herein as "the Registration Period." Notwithstanding the foregoing, at the Company's election, the Company may cease to keep such registration, qualification, exemption or compliance effective with respect to any Registrable Securities, and the registration rights of a Holder shall expire, on the earlier of (i) the date on which the Notes issued in connection with this Warrant are converted, or (ii) August 1, 2006

     (ii) advise the Holders:

     (A) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

     (B) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

     (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

     (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

     (E) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading;

     (iii) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

     (iv) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least five (5) business days prior to sales of Registrable Securities pursuant to such Registration Statement; and

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
     (e) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration.

     (f) With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use its reasonable best efforts to:

     (i) make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times;

     (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

     (iii) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, all necessary opinion letters that may be requested by the transfer agent and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

     (iv) at the request of any Purchaser, give its transfer Agent instructions (supported by an opinion of Company counsel, if required or requested by the transfer agent) to the effect that, upon the transfer agent's receipt from such Purchaser of:

     a certificate (a "Rule 144 Certificate") certifying (A) that such Purchaser has held the shares of Registrable Securities which the Purchaser proposes to sell (the "Securities Being Sold") for a period of not less than (1) year and as to such other matters as may be appropriate in accordance with Rule 144 under the Securities Act, and (B) an opinion of Purchaser's counsel, acceptable to the Company, that, based on the Rule 144 Certificate, the Securities Being Sold may be sold pursuant to the provisions of Rule 144, even in the absence of an effective Registration
     Statement, the transfer agent is to effect the transfer of the Securities Being Sold and issue to the buyer(s) or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold without any restrictive legend and without recording any restrictions on the transferability of such shares on the transfer agent's books and records. If the transfer agent requires any additional documentation at the time of the transfer, the Company shall deliver or cause to be delivered all such reasonable additional documentation as may be necessary to effectuate the issuance of an unlegended certificate.

     (g) The rights to cause the Company to register Registrable Securities granted to the Holders by the Company may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, provided, however, that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Warrant, and such transfer is otherwise in compliance with the terms of this Warrant.

     The Corporation shall pay all costs, fees and expenses in connection with any Registration Statement filed pursuant hereto, including, without limitation, the Corporation's legal and accounting fees, printing expenses, blue sky fees and expenses (except for fees and expenses of counsel for any underwriters of the offering or counsel to any holders of Registrable Shares to be included within such Registration Statement and any underwriting or selling commissions).

     12. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

     13. Governing Law. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                            CEDRIC KUSHNER PROMOTIONS, INC.


                                            By:      ______________
                                            Name:    Jim DiLorenzo
                                            Title:   Secretary

                               NOTICE OF EXERCISE

TO: CEDRIC KUSHNER PROMOTIONS, INC.

     (1) The undersigned hereby elects to purchase ______________ shares of the Common Stock of CEDRIC KUSHNER PROMOTIONS, INC. (the "Corporation") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

     (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                                                       ________________________
                                                                (Name)

                                                       ________________________

                                                       ________________________
                                                               (Address)

     (3) The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Corporation's business affairs and financial condition and has acquired sufficient information about the Corporation to reach an informed and knowledgeable decision regarding its investment in the Corporation; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available;
(v) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Corporation; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Corporation with an opinion of counsel satisfactory to the Corporation, stating that such registration is not required.

_________________________________           ____________________________
      (Print Name)                                   (Signature)

Date: ____________________________

                                 ASSIGNMENT FORM


     (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:    ________________________________________________
                              (Please Print)

Address: ________________________________________________
                               (Please Print)

Dated: _________________

Holder's Signature: _____________________________________

Holder's Address:   _____________________________________

                    _____________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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